. . . 1 The 1Q 2023 Investor Presentation should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on April 20, 2023. Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation June 2023

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic or any other pandemic on our operations and financial results and those of our customers, changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, changes in liquidity, including the size and composition of the Company’s deposit portfolio, including the percentage of uninsured deposits in the portfolio, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, under Item 1A - Risk Factors, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on April 20, 2023. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

. . .Overview of OceanFirst 3 Tailored Footprint Across Key Markets Corporate Overview & Market Data Ticker OCFC (NASDAQ) HQ Red Bank, NJ Branch Network 38 branches and 8 commercial banking centers Core Markets New Jersey, New York City, Greater Philadelphia Expansion Markets Boston and Baltimore Balance Sheet and Capital (Q1-23) Assets $13.6 billion Net Loans $10.0 billion Deposits $10.0 billion Non-performing Loans / Loans1 0.18% Tang. Equity / Tang. Assets2 8.4% CET1 Ratio 10.0% $1,984 $3,697 $616 $1,309 $2,387 Non-interest Bearing Interest- bearing Checking Money Market Savings Time Deposits $5,297 $986 $622 $2,882 $253 CRE Investor Owned CRE Owner Occupied C&I Residential Home Eq. & Consumer Q1-23 Loan Portfolio ($’millions) Q1-23 Deposit Base ($’millions) Note: Source: FactSet. Market data as of 5/25/23. (1) PCD loans are not included in these metrics. (2) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (3) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core Profitability (Q1-23)2 Net Income $32.7 million EPS $0.55 Net Interest Margin (%)3 3.30% Efficiency Ratio (%) 56.5% ROAA (%) 1.00% ROTCE (%) 12.8% Corporate Overview and Market Data Balance Sheet and Capital ( 1-23) Core Profitability ( 1-23)2 Commercial Banking Centers Retail Branches

. . .Our Shareholder Value Proposition Forward-thinking risk management – Shifted focus from loan growth to securing back-up liquidity sources and maintaining price and credit structure discipline. Strong balance sheet – Strategically planned balance sheet provides ample liquidity, high-quality investments, and minimized credit risk via a well-diversified portfolio. Continued expense management and discipline – Identified existing opportunities for efficiencies in our existing technology and staffing infrastructure while maintaining productivity. Financial strength – Strategic capital utilization has allowed for significant stockholder capital returns while maintaining strong capital ratios in a stress tested environment. 4

. . .Proven Historical Net Interest Income and Loan Growth 5 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 98,802 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.34% 301,895 Q1-23 Net Interest Margin Q1-23 Annualized Net Interest Income Peer Leading Net Interest Income Growth ($’000) Net Interest Income CAGR 25.6% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,297 687 758 1,046 1,189 1,616 1,504 1,620 1,609 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,882 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 193 2022 253 Q1-23 1,988 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,040 453511 2015 264 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor CRE CAGR 38.1% Owner Occupied CRE / C&I CAGR 19.1%

. . .Successful Commercial Loan Growth and Geographic Diversification 6 49% 69% 2015 Q1-23 +20% (Commercial % of Loan Portfolio) Commercial Loans by Geography as of Q1-23 52% of commercial loans originated in Philadelphia and NY Emphasis on Commercial Increase of $5.9B in commercial loans since 2015 42% 30% 22% 6% New Jersey New York Philadelphia Boston & Baltimore Total: $6.9B New York commercial loan balance surpassed $2 billion in Q2-22

. . .Balanced Approach to Deposit Pricing and Growth 7 Deposit Composition ($’millions) 256 646 607 867 937 1,373 775 1,542 2,387 311 673 661 877 898 1,491 1,608 1,488 1,309 153 784 736 714 616 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,697 337 783 757 1,151 1,377 2,133 2,412 2,101 1,984 2015 459 2016 364 2017 570 2018 578 2019 2020 2021 2022 Q1-23 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 9,993 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits (1) Core deposits represent all deposits less time deposits. Deposit Growth Bolstered by Acquisitions ($’millions) 4,343 9,733 9,675 9,993 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 Q1-23 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 58% 42% Commercial Consumer Total: $10.0B Deposit Stratification

. . .Conservative Credit Risk Profile 8 0.21% 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.10% 0.02% 0.06% Q1-23 0.35% 0.52% 0.31% 0.29% 0.47% 0.22% 0.01% 0.08% 0.05% 0.19 0.18 Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.45% 0.35 2016 0.54% 0.52 2017 0.25% 0.31 2018 0.22% 0.16% 0.22 2021 0.15% 0.19 20222019 0.18 Q1-23 0.47 0.32% 0.29 2020 0.14% NPA/Assets NPL/Loans Continued Focus on Credit Risk1Non-performing Loans by Type as % of Loans1

. . . 71 69 94 99 113 152 207 255 263 Operational Efficiency 9 Deposits per Branch ($’millions) (52) bps2.39% 1.87% 2015 Q1-23 Annualized Core Non-interest Expense1 to Total Avg. Assets 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 3.7x Operating Efficiency ($’millions) 96 85 118 127 147 185 250 345 357 7 7 8 9 9 12 13 13 14 Assets per Branch Assets per FTE 2015 2016 2017 2018 2019 2020 2021 2022 Q1-23 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Business Model Strength Driving Significant Capital Return 10 $0.49 $5.55 $0.55 $13.67 2015 $12.94 2016 $13.58 2017 $14.26 2018 $15.13 2019 $14.98 2020 $15.93 2021 $17.08 2022 Q1-23 $12.33 $13.95 $15.62 $15.53 $16.82 $18.42 $20.55 $21.36 $23.60 $25.61 $26.15 $17.42 $12.33 2013 $12.91 $0.94 $1.01 $1.04 2014 $1.09 $2.15 $1.39 $2.77 $1.97 $3.45 $1.55 $4.13 $2.86 $4.81 $2.98 $2.98 $5.75$2.25 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS1) is attributed to:  Minimally dilutive and strategic acquisitions in critical new markets  Stock buybacks  2.9 million available shares for repurchase  Stable & competitive dividend  105th consecutive quarter  Historical Payout Ratio of 30% to 40% (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 2022 Q1-23 Growth Since 2013 Tangible Book Value per Share 1 41.3% Total Capital Return per Share 112.1%

. . . I N V E S T O R P R E S E N T A T I O N 11 Liquidity, Investment Portfolio, and Credit Update

. . .OCFC Is Well Positioned for the Current Environment The Bank maintains diverse sources of funding, including on-balance sheet liquidity and funding capacity that represent 192% of adjusted uninsured deposits Liquidity position enhanced by short duration, high quality, and low risk investment portfolio with a manageable fair value mark (~50bps of CET1) Highly operational and granular deposit base, with long-standing client relationships providing stable funding Track record of strong credit performance across asset classes, with a healthy and diversified CRE portfolio 12

. . .Liquidity Sources are Robust and Diverse 13 Key actions taken by management during Q1-23:  Promoted our Insured Cash Sweep program to proactively support customers, driving an increase to more than $100 million.  Restructured large deposit accounts to meet FDIC insurance requirements. Liquidity remains robust:  Adjusted uninsured deposits accounted for 19% of total deposits.  Cash held on balance sheet increased to $388 million(1).  OCFC had no outstanding borrowings from the Federal Reserve Discount Window or Bank Term Funding Program, strong sources of back stop liquidity. 874 1,871 1,181 185 492 855 Liquidity Sources Adjusted Uninsured Deposits 3,587 FRB Discount Window Capacity FRB Bank Term Funding Program (BTFP) FedFunds and Repo Lines Available FHLB Remaining Capacity Cash and Unpledged Securities Adjusted Uninsured Deposits Note: All data presented is as of March 31, 2023. (1) Excludes estimated cash used in daily banking operations. 192%

. . .High Quality and Low Risk Investment Portfolio 14  If the entire portfolio were sold at March 31, 2023 valuations, the impact would reduce CET1 by 50 bps.  Portfolio remains high quality and investment grade with 81% rated AAA or AA.  Duration on the investment portfolio totaled 4 years. Investment Portfolio Composition 51% 7% 14% 16% 6% 3% US Government & Agency Corporate Debt 3% Agency MBS Other CMBS State and Municipal Asset-Backed Total: $1.8B 1,846 1,812 1,749 1,765 1,955 Q2-22 1.90% Q3-22 Q4-22 1.86% Q1-22 2.27% 2.83% 3.40% Q1-23 Average Investments ($ millions) Yield on Investments (%) Portfolio Trends and Yield (1) Note: All data presented is as of March 31, 2023, unless otherwise noted. (1) Average investments includes restricted equity investments comprised primarily of FHLB and FRB stock. Rate Exposure: • 21% floating • 79% fixed Investment Portfolio Composition AFS HTM Equities $'millions Fair Value Duration (Yrs) Amortized Cost Duration (Yrs) Fair Value Asset-Backed 282 - - - - US Gov & Agency 67 4 - - - CMBS 94 3 25 2 - Corporate Debt 9 3 52 - - Agency MBS - - 914 4 - State and Municipal - - 254 6 - Other - - - - 101 Total 452 1,245 101

. . .Deposit Trends 15 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the effective fed funds rate since January 1, 2022.  Deposits grew by 3% QoQ; excluding brokered deposits, seasonally decreased by $46 million (less than 1%).  Mix shift in Q1-23 towards time deposits is driven by an increase in promotional CD’s of ~$500 million, helping to retain existing customers.  The duration on retail and brokered CD’s were 10.1 months and 7.8 months, respectively.  We maintain prudent price discipline resulting in an overall deposit beta of 20%. Excluding brokered CDs, our deposit beta totaled 12%. We expect deposit betas to continue to rise as the competitive landscape for deposits increases. Shift in Deposit Mix to Drive Retention ($’millions) Q2-22 6.7% 0.6% 6.4% 0.3% 0.4% 9.8% Q3-22 Q4-22 20.0% 1.1% Q1-23 Deposit Beta (1) Cost of Deposits (Spot) 887 1,500 1,404 1,542 2,387812 717 749 714 6161,625 1,606 1,570 1,488 1,309 4,287 3,696 3,910 3,830 3,697 2,445 2,312 2,326 2,101 1,984 Q1-23Q1-22 9,831 Q2-22 Q4-22Q3-22 10,056 9,959 9,675 9,993 Int. Bearing Checking Non Int. Bearing Time DepositsSavings Money Market Deposit Beta and Cost Trend Cost of Deposits Type of Account Qtr. Avg. March 31 Spot Int. Bearing Checking 0.66% 0.59% Money Market 1.01% 1.36% Savings 0.10% 0.12% Time Deposits 2.88% 3.43% Total (incl. non-int bearing) 0.88% 1.14%

. . .+81.4% of Total Deposits Are Insured and Population Remains Granular 16  OCFC’s deposit composition is extremely granular with 98% of all deposit accounts having less than $250K.  OCFC customers have long tenured relationships with an average age of 10 years. The median age of a deposit relationship is 8 years.  Average non-government deposit account is well below the FDIC insurance limit.  Government deposits in New Jersey are protected by the State under the NJ Government Unit Deposit Protection Act and fully collateralized by OCFC. Note: Refer to Appendices for detailed adjusted uninsured deposit bridge as of 3/31/23. Note #2: All data presented is as of March 31, 2023, unless otherwise noted. (1)The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. Deposit Accounts by Size Length of Customer Relationships 98% 2% <$250K >$250K 32% 20%17% 21% 9% <5 Years 5-10 Years 10-15 Years 15-25 Years >25 Years 232.6K Accounts 155.7K Customers Customer Segment Segment Average Balance Personal $20K Business $123K Government1 $975K 72.2% 77.3% 77.5% 78.7% 81.4% 27.8% 22.7% 22.5% 21.3% 18.6% Q2-22Q1-22 Q3-22 Q4-22 Q1-23 Adj Uninsured Deposits Adj Insured Deposits 10,056 9,831 9,959 9,675 9,993Total Deposits

. . .OCFC’s Customer Base Values Operational Support OCFC’s deposit base is highly operational and values individualized service and support. OCFC customers initiated over 43 million total transactions in 2022 for over $101 billion, turning over our March 31, 2023 deposit balance more than 10 times per year. 13.6% 30.3% 52.0% 0.2% 2.2% 1.7% 58.1% 15.8% 24.6% 0.5% 1.0%43.3 million transactions $101.5 billion Volume Dollars Wires Bill Pay eWallet Checks Cleared ACH Transactions Debit Card (Visa) Legend 1 (1) Legend applies to both volume and dollar charts.

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 18  From 2006 to 2022, inclusive of the global financial crisis and COVID-19, OCFC’s CRE net charge-offs to average CRE loans totaled 6 bps per year compared to 81 bps for all commercial banks between $10 - $50 billion in assets.  Peak CRE net charge-offs for OCFC totaled 47 bps in 2020, related to proactively de-risking our balance sheet. Peak CRE charge- offs for Commercial Banks between $10-$50 billion in assets were 455 bps in 2010. 2009 20222006 20102008 20152007 2011 20132012 2014 2016 2017 2018 2019 2020 2021 OCFC CRE NCO / Avg Assets OCFC NCO / Avg Assets Commercial Banks ($10-50 bn) CRE NCO / Avg Assets Commercial Banks ($10-50 bn) NCO / Avg Assets Global Financial Crisis Cumulative NCO’s for OCFC between 2006 and 2022 were minimal, totaling $26.9 million. Hurricane Sandy Source: S&P Global Note: Proxy and US Bank industry reporting is on a one quarter lag

. . .Credit Quality Historically Top Quartile and Well Positioned  Underlying collateral is diversified: The underlying collateral for the CRE Investor Owned (“Investor”) portfolio is highly diversified and focused in low risk collateral types.  Central business district loans comprise <1.0% of total assets and have a weighted average LTV of 60.9% and weighted average DSCR of 1.86.  Criticized and classified office loans comprised of 2.9% of total office loans.  Maturity wall is modest and has a minimal impact: Our maturity wall, totaling $487 million (or 4.9% of total loans), is set to mature in 2023 and 2024 with weighted average rates of 5.99% and 5.41%, for each respective cohort.  Repricing analysis was performed on 90% of the maturing 2023 and 2024 CRE Investor and Construction portfolio, increasing interest rates to 7%. ~90% of the population retained a DSCR >/= 1.0 when stressed at the originally underwritten rents.  The weighted average DSCR of loans subject to the stress test is 1.32. 19 33% 26% 25% 9% NY Other 3% PA/DE NJ MA MD/DC 3% CRE Investor Owner Portfolio by Geography Notes: All data presented represents CRE Investor balances, excluding purchase accounting marks and Construction as of March 31, 2023, unless otherwise noted. (1) Other includes co-operatives, single purpose, stores and some living units / mixed use, investor owned 1-4 family, land / development, and other. (2) Multi-family properties that are rent regulated 50%+ comprise 0.7% of CRE Investor portfolio. CRE Investor Owned - Collateral Details $'millions CRE: Investor Owned % of Total WA LTV WA DSCR Office 1,101 22.9% 63.5 1.86 Retail 1,099 22.9% 56.0 1.67 Multi-Family2 921 19.2% 61.1 1.43 Industrial / Warehouse 744 15.5% 48.9 1.96 Hospitality 148 3.1% 50.7 1.59 Other 1 789 16.4% 45.9 1.73 CRE: Investor Owned 4,802 100.0% 55.8 1.72 Construction 504 CRE IO and Construction Total 5,306 Maturity Wall Detail Balance Weighted Average % of Maturity Year ($'millions) Rate LTV DSCR Loans 2023 140 5.99 51.08 1.41 1.39% 2024 347 5.41 61.17 1.96 3.45% Total 487 5.58 58.27 1.80 4.85%

. . .Leading TBV Growth Supported by Prudent Liquidity Management 20 Tangible Book Value per Share Growth (Q1-22 to Q1-23)(1) (1) Peers include those companies defined in OCFC DEF 14A filed 4/21/23. Excludes Investors Bancorp due to the sale to Citizens Financial Group. -20% -10% 0% 10% -30% -25% -15% -5% 5% Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15OCFC Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 9.3% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 16

. . . I N V E S T O R P R E S E N T A T I O N 21 Quarterly Earnings Update

. . .Loan Portfolio Trends 22 Moderated Loan Growth in the Portfolio ($’millions)  Loan growth has moderated prudently, with the expectation of low growth for the remainder of the year.  Diversified portfolio with emphasis on transition to growth in C&I portfolio and moderating CRE and residential portfolio growth.  Attractive and improving loan yields. 4,608 4,809 5,008 5,172 5,297 1,560 1,605 1,636 1,619 1,609 2,688 2,758 2,813 2,862 2,882 3.79% 253 Q1-22 3.95% 252 Q2-22 4.18% 262 Q3-22 4.76% 264 Q4-22 4.96% 253 Q1-23 9,109 9,425 9,719 9,918 10,040 Loan Yield Home Equity & Consumer Residential CRE Owner Occupied & C&I CRE Investor Owned

. . .Net Interest Income and Net Interest Margin Trends 23 (1) Core NIM excludes purchase accounting and prepayment fee income. Refer to the Earnings Release for additional information. Core NIM1 vs NIM NIM Bridge Q4-22 NIM -0.20 Ordinary course rate impacts -0.09 Quarter-specific impacts (payoffs, prepayment fees, purchase accounting) -0.01 Liquidity build- up impacts Q1-23 NIM 3.64% 3.34% 3.18% 3.06% Q1-22 3.29% 3.12% Q2-22 3.36% 3.28% Q3-22 3.64% 3.54% Q4-22 3.34% 3.30% Q1-23 NIM Core NIM Net Interest Income ($’000) 84,227 Q1-22 90,797 Q2-22 95,965 Q3-22 106,488 Q4-22 98,802 Q1-23 Net Interest Income Headwinds  Competitive market environment as peers compete on rate for quality credit.  Maintaining a healthy loan-to-deposit ratio while remaining disciplined on deposit pricing and managing funding costs.

. . . Core Efficiency Ratio1 Expense Discipline and Focused Investment 24 Core Non-Interest Expense1 ($’000) 42,802 41,721 42,331 45,711 45,981 12,326 12,992 13,937 11,111 13,108 2,1282,519 Q3-22Q1-22 Q2-22 Q1-23 3,206 Q4-22 2,77755,128 57,919 59,045 59,341 61,217 Trident Technology Expense Other Core Non-Int Exp Q3-22 Q4-22 57.51% Q1-22 Q2-22 54.43% 1.87% 54.80% 50.78% 56.49% 1.87% Q1-23 1.89% 1.91% 1.88% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.  Q1-23 core operating expenses, excluding Trident, increased $2.3 million from the prior linked quarter and totaled $59.1 million.  We are implementing a series of operating leverage strategies that will reduce total run-rate operating expenses no later than Q4-23 and continuing into 2024.

. . . Strong asset quality trends driven by prudent loan growth and credit decisioning. Quarterly Credit Trends (1 of 2) 25 Non-Performing Loans and Assets ($’000)1 Special Mention and Substandard Loans ($’000) Note: Of the $24.0 million in Special Mention loans and $86.8 million of Substandard loans, $23.0 million (or 95.9%) and $75.9 million (or 87.5%) are current on payments, respectively. 0.25% 0.19% 106 Q1-22 0.18% 0.14% 0 Q2-22 0.19% 0.15% 0 Q3-22 0.19% 0.15% 0 Q4-22 0.18% 0.14% 0 Q1-23 Non-performing loans to total loans Non-performing assets to total assets OREO Non-performing loans 17,224 18,455 19,321 18,508 114,030 103,294 97,353 50,776 86,765 91,611 60,812 54,330 48,214 23,980 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 205,641 164,106 151,683 98,990 110,744 Special Mention Substandard (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. 23,180

. . .Quarterly Credit Trends (2 of 2) 26 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.18% 0.56% Q1-22 0.17% 0.55% Q2-22 0.14% 0.55% Q3-22 0.12% 0.57% Q4-22 0.10% 0.60% Q1-23 0.74% 0.72% 0.69% 0.69% 0.70% PCD & General Credit Marks ACL (92) 9 (252) (5) (47) 1,851 Q1-22 1,254 Q2-22 1,016 Q3-22 3,647 Q4-22 3,013 Q1-23 Provision Expense Net Charge-offs (Recoveries) NCO / Average Loans were 0% for all periods presented.

. . .Generating Consistent and Attractive Returns 27 Book Value and Tangible Book Value per Common Share ($)1 Core ROAA, ROTE, and ROTCE1 • Book value per share increased by $0.26 (or 1.0%) per share compared to the linked quarter. • Tangible book value per common share increased by $0.34 (or 2.0%) compared to the linked quarter. • Capital ratios remain strong when stress tested with hypothetical sale of entire investment portfolio. Capital Management ($’millions) 15.94 15.96 16.30 17.08 17.42 25.58 25.73 26.04 26.81 27.07 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Book Value per Share Tangible Book Value per Common Share 11.55% 12.23% 0.98% Q1-22 13.73% 14.53% 1.13% Q2-22 13.62% 14.40% 1.11% Q3-22 15.01% 15.86% 1.22% Q4-22 12.15% 12.80% 1.00% Q1-23 Core ROTE Core ROTCE Core ROAA 10 10 12 12 12 2 5 8.60% Q1-22 8.39% Q2-22 8.38% 0 Q3-22 8.47% 0 Q4-22 8.37% 0 Q1-23 Tangible Stockholders’ Equity to Tangible Assets1 Share Repurchases QTD Cash Dividend QTD (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information.

. . .Management 2023 Outlook – Mid-Quarter Update 28 Loans Deposits Operating Expenses Net Interest Margin Capital • Continued focus on credit risk management, anchored by our diversified CRE portfolio that has performed well in market downturns • Maintain LTD ratio ~100% for remainder of the year • Accounts for uncertainty in deposit flows. Our expectation is moderate outflow of non-maturity deposits, offset by an increase in promo CDs • Accounts for flexibility to sustain increased liquidity levels as needed • No share repurchases planned in the near term Low single-digit growth for full year Low single-digit growth for full year Flat through Q3-23; 5-10% decline starting in Q4-23 30-40 bps decline in Q2-23 Flat CET1 ratio (~10%) Guidance Key Assumptions / Commentary • We’re working towards a reduction in overall OPEX between 5-10% in Q4. Further details to be discussed in Q3-23.

. . . I N V E S T O R P R E S E N T A T I O N 29 Appendix

. . .Adjusted Uninsured Deposit Bridge Detail 30 Note #1: Uninsured deposits are reported at the consolidated Bank level per the Call Report. (1) The State of NJ requires collateralization on municipal deposits and administers a backstop to protect these deposits. (2) Gross exclusions relate to intercompany deposits. Adjusted Uninsured Deposit Bridge $'millions Schedule/Line March 31, 2023 Estimated Uninsured Deposits RC-O Line M.2 5,754 Less: Collateralized Municipal Deposits1 (2,234) Less: Gross Exclusion Deposits2 (1,649) Estimated Adjusted Uninsured Deposits, net of exclusions 1,871 Total Deposits RC-O Line 1 11,711 Less: Gross Exclusion Deposits2 (1,649) Total Deposits, net of exclusions RC Line 13.a 10,062 % of Total Deposits, net of exclusions 18.6%

. . .Non-GAAP Reconciliations (1 of 2) (1) The sale of specific positions in two financial institutions impacted both equity investments and debt securities. On the Consolidated Statements of Income, the losses on sale of equity investments and debt securities are reported within net gain (loss) on equity investments ($4.6 million) and other ($697,000), respectively. Non-GAAP Reconciliation For the Three Months Ended $'000 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Core Earnings: Net income available to common stockholders (GAAP) 26,879 52,268 37,607 27,957 24,755 Add (less) non-recurring and non-core items: Merger related expenses 22 276 298 196 1,965 Branch consolidation expense (benefit), net 70 111 (346) 546 402 Net loss (gain) on equity investments(1) 2,193 (17,187) (3,362) 8,078 2,786 Net loss on sale of investments(1) 5,305 - - - - Income tax (benefit) expense on items (1,797) 4,060 824 (2,132) (1,141) Core earnings (Non-GAAP) 32,672 39,528 35,021 34,645 28,767 Income tax expense 8,654 17,353 12,298 8,940 7,974 Provision for credit losses 3,013 3,647 1,016 1,254 1,851 Less: income tax (benefit) expense on non-core items (1,797) 4,060 824 (2,132) (1,141) Core earnings PTPP (Non-GAAP) 46,136 56,468 47,511 46,971 39,733 Core earnings diluted earnings per share 0.55 0.67 0.60 0.59 0.49 Core earnings PTPP diluted earnings per share 0.78 0.96 0.81 0.80 0.67

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Tangible Equity Total stockholders' equity 1,610,371 1,585,464 1,540,216 1,521,432 1,519,334 Less: Goodw ill 506,146 506,146 506,146 506,146 500,319 Core deposit intangible 12,470 13,497 14,656 15,827 17,005 Tangible stockholders' equity 1,091,755 1,065,821 1,019,414 999,459 1,002,010 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,036,228 1,010,294 963,887 943,932 946,483 Tangible Assets Total Assets 13,555,175 13,103,896 12,683,453 12,438,653 12,164,945 Less: Goodw ill 506,146 506,146 506,146 506,146 500,319 Core deposit intangible 12,470 13,497 14,656 15,827 17,005 Tangible assets 13,036,559 12,584,253 12,162,651 11,916,680 11,647,621